                                                               KDW DRAFT 4/17/97


                                  $65,000,000
                 [  %] CONVERTIBLE SUBORDINATED NOTES DUE 2007

                            WESTBRIDGE CAPITAL CORP.

                             UNDERWRITING AGREEMENT


                                                                  EXECUTION COPY
                                                              New York, New York
                                                                 April [ ], 1997


FORUM CAPITAL MARKETS L.P.
RAYMOND JAMES & ASSOCIATES, INC.
   c/o Forum Capital Markets L.P.
   53 Forest Avenue
   Old Greenwich, Connecticut 06870

Ladies and Gentlemen:

         Westbridge Capital Corp., a Delaware corporation (the "Company"), confirms its agreement with Forum Capital Markets L.P. and Raymond James & Associates, Inc. (the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $65,000,000 aggregate principal amount of the Company's [ %] Convertible Subordinated Notes due 2007 (the "Notes") to be issued pursuant to the provisions of an indenture dated as of the date hereof (the "Indenture") between the Company and First Union National Bank, as trustee (the "Trustee") in substantially the form filed as an exhibit to the Registration Statement (as defined below). Such $65,000,000 aggregate
principal amount of Notes are hereafter referred to as the "Firm Notes."   Upon
the request of the Underwriters, as provided in Section 2(b) hereof, the Company shall also issue and sell to the Underwriters, acting severally and not jointly, up to an additional $9,750,000 aggregate principal amount of Notes for the purpose of covering over-allotments, if any. Such $9,750,000 aggregate principal amount of Notes are hereinafter referred to as the "Option Notes," and together with the Firm Notes are hereinafter referred to as the "Notes." The shares of the Company's common stock, par value $.10 per share (the "Common Stock"), issuable upon conversion of the Notes are hereinafter referred to as the "Underlying Stock."

         The Company also proposes to sell to the Underwriters, for nominal consideration, warrants (the "Warrants") pursuant to a warrant agreement (the "Warrant Agreement") for the purchase, during a period commencing one year after the date hereof and expiring on the fifth anniversary of the date hereof, of an aggregate of up to _____ shares of Common Stock (the "Warrant Shares") at an exercise price per share of $______, subject to adjustment as provided in the Warrant Agreement. The Notes, the Underlying Stock, the Warrants and the
Warrant Shares are collectively referred to herein as the "Securities."   The
Company hereby confirms its agreement with the Underwriters with respect to the sale by the Company and the purchase by the Underwriters of the Notes and Warrants, as set forth herein.

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters as of the date hereof, and as of the Closing Date (as defined in Section 2(c) hereof) and each Option Closing Date (as defined in Section 2(b) hereof), if any, as follows:

         (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form S-1, No. 333-24137, including the related preliminary prospectus dated April 7, 1997 and any subsequent preliminary prospectus

("Preliminary Prospectus"), for the registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission under the Securities Act (the "Regulations") and the rules and regulations under the Trust Indenture Act. The Company has complied with the conditions for the use of Form S-1. Except as the context may otherwise require, said registration statement, as amended, on file with the Commission at the time said registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph
(b) of Rule 430(A) of the Regulations) is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or, if no filing pursuant to Rule 424(b) is made, such form of prospectus included in the Registration Statement, together with any documents thereafter incorporated by reference therein, is hereinafter called the "Prospectus." If the Company files an abbreviated registration statement to register additional Securities and relies upon Rule 462(b) under the Securities Act for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to refer to both the registration statement referred to above and the Rule 462 Registration Statement. For purposes hereof, "Rules and Regulations" means the rules and regulations adopted by the Commission under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Trust Indenture Act, as applicable.

         (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any thereof or the qualification of the Trustee, and no proceedings for a stop order suspending the effectiveness of the Registration Statement, any of the Company's securities or the qualification of the Trustee have been instituted or are pending or, to the knowledge of the Company, threatened. Each of any Preliminary Prospectus, the Registration Statement and the Prospectus at the time of filing thereof with the Commission, conformed with the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations in all material respects, none of any Preliminary Prospectus (provided, that, (i) with respect to any Preliminary Prospectus, the Company's responsibility under this Section 1(b) shall be limited to indemnification pursuant to Section 7(a) hereof and (ii) no representation or warranty is made with respect to any statement or omission in the Preliminary Prospectus included in the Registration Statement as originally filed), the Registration Statement or the Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus (the "Underwriters Information"). When the Registration Statement or any amendment thereto was or is declared effective, the Closing Date and each Option Closing Date, if any, the Registration Statement and the Prospectus will conform to the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations. At all times subsequent to the effective date of the Registration Statement through the last to occur of the Closing Date, the last Option Closing Date, if any, or the last date the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will conform to the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations. Neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of such respective dates, with respect to the Registration Statement, or during such respective periods, with respect to the Prospectus, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that this representation and warranty does not apply to statements made in reliance upon and in conformity with the Underwriters Information. The Company acknowledges that the Underwriters Information shall be only such written information that is contained under the caption "Underwriting" in Preliminary Prospectus, the Prospectus and the Registration Statement and the stabilization legend set forth in the forepart of the Preliminary Prospectus, Prospectus and the Registration Statement.

         (c) The Company is subject to Section 13 or 15(d) of the Exchange Act. All documents filed with the Commission by the Company since January 1, 1994, when they were filed with the Commission (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied, and all document or amendments thereto hereafter filed with the Commission will at the time of such filing comply, in all material respects with the requirements of the Exchange Act and the Rules and Regulations, as applicable. Any documents filed with the Commission subsequent to the date of the Prospectus shall, when filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations, as applicable.

         (d) All the Company's subsidiaries (collectively, the "Subsidiaries") are listed on Annex A hereto. The Company and each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. The Company and each of the Subsidiaries is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing which jurisdictions are identified on Annex A hereto, and except where the failure to be so qualified or licensed would not have a material adverse effect on the condition, financial or otherwise, results of operations, business or prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect"). The Company does not control, directly or indirectly, or own in excess of 10% of the issued and outstanding capital stock or other equity interests or securities convertible or exchangeable for in excess of 10% of the capital stock or other equity interests, of any corporation, partnership, limited liability company, association or other entity other than the Subsidiaries. Except as set forth on Annex A, none of the Subsidiaries controls, directly or indirectly, or owns in excess of 10% of the issued and outstanding capital stock or other equity interests or securities convertible or exchangeable for in excess of 10% of the capital stock or other equity interests, of any corporation, partnership, limited liability company, association or other entity. The Company owns, either directly or through other Subsidiaries, the percentage of the outstanding capital stock of each Subsidiary set forth on Annex A attached hereto free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever (collectively, the "Liens") except for the pledge by the Company of all of the issued and outstanding shares of capital stock of each of National Foundation Life Insurance Company ("NFLIC"), Freedom Life Insurance Company of America ("FLICA"), National Financial Insurance Company ("NFIC") and Westbridge Funding Corporation ("WFC") to secure the obligations of the Company arising pursuant to a Guaranty Agreement dated as of December 28, 1995 by the Company in favor of Fleet National Bank (formerly, Fleet National Bank of Connecticut). Each of the Company and the Subsidiaries has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits (collectively "Approvals") of and from all governmental or regulatory officials and bodies (including, without limitation, insurance regulatory officials), to own or lease its properties and conduct its business as described in the Prospectus except for Approvals which if not so obtained would not have a Material Adverse Effect; each of the Company and the Subsidiaries is and has been doing business in compliance with all such Approvals and all federal, foreign, state and local laws, rules and regulations, except for such failures to comply as would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Approval.

         (e) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization," and will have the adjusted capitalization set forth therein on the Closing Date and each Option Closing Date, if any, based upon the assumptions set forth therein (except as a result of the issuance of shares of Common Stock identified in the footnotes to such table as reserved for issuance upon the conversion of the Company's Series A Cumulative Convertible Redeemable Exchangeable Preferred Stock (the "Series A Preferred Stock") and pursuant to the plans, options or warrants described therein). Neither the Company nor any of the Subsidiaries is a party to or bound by any instrument, agreement or other arrangement, including, but not limited to, any voting trust agreement, stockholders' agreement or other agreement or instrument, affecting the securities or rights or obligations of securityholders of the Company or any of the Subsidiaries or providing for any of them to issue, sell, transfer or acquire any capital stock, rights, warrants, options or other securities of the Company or any of the Subsidiaries, except for this Agreement, the Indenture and the Warrant Agreement and as set forth in the Registration Statement. The Securities and all other securities issued or issuable pursuant to existing plans, agreements or arrangements relating to the issuance of securities or pursuant or currently outstanding options, warrants, rights or other securities by the Company and the Subsidiaries conform, or, when issued and paid for, will conform in all material respects to all statements with respect thereto contained in the Prospectus. All issued and outstanding securities of the Company and the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any securityholder of the Company or any of the Subsidiaries or similar contractual rights granted by the Company or any of the Subsidiaries. The Notes will be issued pursuant to the terms and conditions of the Indenture, and the Indenture will conform in all material respects to the description thereof contained in the Registration Statement.
At the Closing Date, the Indenture will conform to the requirements of the Trust Indenture Act and the Rules and Regulations applicable to an indenture which is qualified thereunder. The Notes have been duly authorized and, when validly authenticated, issued, delivered and paid for in the manner contemplated by the Indenture, will be duly authorized, validly issued and outstanding obligations of the Company entitled to the benefits of the Indenture. The Warrants have been duly authorized and when validly issued, delivered and paid for in the manner contemplated by the Warrant Agreement, will be duly authorized, validly issued and outstanding obligations of the Company entitled to the benefits of the Warrant Agreement. The Underlying Stock issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will, assuming in the case of the Warrant Shares, payment therefor as set forth in the Warrant Agreement, upon such issuance, be duly authorized, validly issued, fully paid and non-assessable, and the Company has duly authorized and reserved for issuance the Underlying Stock issuable upon such conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants. The Securities are not and will not be subject to any preemptive or other similar rights of any securityholder of the Company or any of the Subsidiaries; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Except for current holders of certain warrants issued to Oppenheimer & Co., Inc. in connection with the private placement of the Series A Preferred Stock and certain warrants issued to Martin E. Kantor in December 1995, no holder of any securities of the Company has any right to require registration of shares of Common Stock or other securities of the Company because of the filing of the Registration Statement or the consummation of the transactions contemplated hereby. Upon the issuance and delivery pursuant to the terms of this Agreement, the Indenture and the Warrant Agreement, of the Notes and the Warrants to be sold by the Company hereunder and thereunder, the Underwriters will acquire good and valid title thereto free and clear of any Liens, except for Liens created or permitted to exist by the Underwriters.

         (f) The consolidated financial statements of the Company and the Subsidiaries together with the related notes thereto set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus fairly present in accordance with generally accepted accounting principles the financial position, changes in stockholders' equity, cash flow and results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply, and such historical financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved; there has been no material adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, business, prospects or results of operations of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, since the date of the consolidated financial statements included in the Registration Statement, the Preliminary Prospectus and the Prospectus, and the outstanding debt, the property, both tangible and intangible, and the businesses of each of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Registration Statement, the Preliminary Prospectus and the Prospectus. Financial information set forth in the Preliminary Prospectus and the Prospectus under the headings "Summary Financial and Operating Data," "Selected Financial and Operating Data," "Capitalization" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly presents, in all respects, on the basis stated in the Preliminary Prospectus and the Prospectus, the information set forth therein and has been derived from or compiled on a basis consistent with that of the audited financial statements included in the Preliminary Prospectus and the Prospectus.

         (g) Each of the Company and the Subsidiaries has filed all material tax returns required to be filed by it in any jurisdiction, other than those filings being contested in good faith, and has paid all federal, state, local and foreign taxes shown to be due on such returns or claimed to be due from such entities, other than those (i) currently payable without penalty or interest or (ii) being contested in good faith; and the Company has established adequate reserves in its financial statements (in accordance with generally accepted accounting principles) for such taxes which are not due and payable and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it.

         (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Notes or the Warrants from the Company or (iii) the consummation by the Company of any of its obligations under this Agreement, the Indenture or the Warrant Agreement.

         (i) The Company and each Subsidiary which constitutes a "significant subsidiary" under Rule 405 promulgated under the Securities Act maintains liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risks generally insured against by companies engaged in similar businesses as the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries (A) has failed to give notice or present any material insurance claim with respect to any matter, including, but not limited to, the Company's or any of the Subsidiaries' businesses, property or professional staff, under any insurance policy or surety bond in a due and timely manner, (B) has any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder or (C) has failed to comply with all conditions contained in such insurance policy and surety bonds wherein such failure would have a Material Adverse Effect. There are no facts or circumstances known to the Company which would have the effect under any such insurance policy or surety bond of relieving any insurer of its obligation to satisfy in all material respects any valid claim of the Company or any of the Subsidiaries.

         (j) There is no action, suit, proceeding, arbitration, litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against (or circumstances that are reasonably likely to give rise to the same), or involving the properties or businesses of, the Company or any of the Subsidiaries which (i) questions the validity of the capital stock of the Company or any of the Subsidiaries or this Agreement or the Indenture or of any action taken or to be taken by the Company or any of the Subsidiaries pursuant to or in connection with this Agreement or the Indenture, or (ii) could reasonably be expected to have a Material Adverse Effect which is not disclosed in the Registration Statement or the Prospectus.

         (k) The Company has full corporate right, power and authority to authorize, issue, deliver and sell the Securities, to enter into this Agreement, the Indenture and the Warrant Agreement and to consummate the transactions provided for in such agreements. This Agreement has been duly and properly authorized, executed and delivered by the Company. This Agreement constitutes, and when the Company has duly executed and delivered the Indenture and the Warrant Agreement, the Indenture (assuming the due execution and delivery thereof by the Trustee) and the Warrant Agreement (assuming the due execution and delivery thereof by the Underwriters) will constitute, a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and
(ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto. None of the Company's issue and sale of the Securities, the execution or delivery of this Agreement, the Indenture or the Warrant Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein or the conduct by it and the Subsidiaries of their businesses as described in the Registration Statement or any amendments or supplements thereto conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in the creation or imposition of any Lien upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of, (i) the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it is or may be bound or to which its properties or assets is or may be subject, or any indebtedness, or
(iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body, having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties except, in the case of clauses (ii) and
(iii), such conflict, breaches, defaults, creations, impositions and violations that would not have a Material Adverse Effect.

         (l) No consent, approval, authorization or order of, and no filing with, any court, arbitrator, regulatory body, government agency or other body, domestic or foreign, is required for the execution, delivery or performance by the Company of this Agreement, the Indenture or the Warrant Agreement or the transactions contemplated hereby or thereby, except such as have been or may be obtained under the Securities Act or the Exchange Act or may be required under state securities or Blue Sky laws or the rules of the National Association of Securities Dealers, Inc. (the "NASD") or with respect to the listing of the Notes on the New York Stock Exchange in connection with the Underwriters' purchase and distribution of the Notes or state insurance laws.

         (m) Subsequent to the respective dates as of which information is set forth in the Prospectus and except as may otherwise be indicated or contemplated herein or therein, unless the Company has notified the Underwriters in writing otherwise, neither the Company nor any of the Subsidiaries has (i) issued any securities or incurred any material liability or obligation, direct or contingent, for borrowed money not in the ordinary course of business, (ii) entered into any material transaction other than in the ordinary course of business or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class other than regular quarterly cash dividends paid on the issued and outstanding shares of the Series A Preferred Stock, and there has not been any material adverse change in or affecting the general affairs, management, financial operations, stockholders' equity or results of operation of the Company or any Subsidiary which constitutes a "significant subsidiary" under Rule 405 promulgated under the Securities Act taken as a whole.

         (n) Neither the Company nor any of its Subsidiaries (i) is in violation of its certificate of incorporation or by-laws, as applicable, (ii) is in default in the performance of any obligation, agreement or condition contained in any license, contract, indenture, mortgage, lease, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement, agreement or instrument evidencing an obligation for borrowed money or other material agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound or to which the property or assets of the Company or any of the Subsidiaries is subject or affected or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except any violation or default under the foregoing clause (ii) or (iii) as would not have a Material Adverse Effect.

         (o) The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except for such failures to comply as would not have a Material Adverse Effect. The Company has no knowledge of any pending investigations involving the Company or any of the Subsidiaries by the U.S. Department of Labor or any such investigations by any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of the Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of the Subsidiaries. No representation question exists respecting the employees of the Company or any of the Subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of the Subsidiaries. No grievance or arbitration proceeding is pending or threatened under any expired or existing collective bargaining agreements of the Company or any of the Subsidiaries. No material labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the best of the Company's knowledge, is imminent.

         (p) No "employee pension benefit plan," "employee welfare benefit plan" or "multi-employer plan" ("ERISA Plans") as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained or sponsored by the Company or any of the Subsidiaries (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), which could subject the Company or any of the Subsidiaries to any tax penalty or civil penalty on prohibited transactions which has not been adequately corrected. No "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which might reasonably be expected to have a Material Adverse Effect. Each ERISA Plan is in compliance in all material respects with all reporting, disclosure and other requirements of the Code and ERISA as they relate to such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a) stating that such ERISA Plan and the attendant trust are qualified thereunder. Neither the Company nor any of the Subsidiaries has ever completely or partially withdrawn from a "multi-employer plan" as so defined.

         (q) Neither the Company or any of the Subsidiaries, nor any affiliates of the Company has taken or will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

         (r) Each of the Company and the Subsidiaries owns or has the right to use, free and clear of all Liens (other than Liens permitted to exist by the Underwriters), all patents, trademarks, service marks, trade names, copyrights, technology, and all licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without. The Company is not aware of any infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

         (s) Each of the Company and the Subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property which are material to its business, in each case, except as disclosed in the Prospectus, free and clear of all Liens that would have a Material Adverse Effect.

         (t) Price Waterhouse LLP are independent certified public accountants of the Company as required by the Securities Act and the Rules and Regulations.

         (u) The Notes have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. The Common Stock is listed on the New York Stock Exchange.

         (v) Neither the Company or any of the Subsidiaries nor any of their respective officers, directors, stockholders, employees or agents nor any other person acting on behalf of the Company or any of the Subsidiaries has, directly or indirectly, since June 1, 1991 given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or any official or employee of any governmental agency (domestic or foreign), or any instrumentality of any government (domestic or foreign), or any political party or candidate for office (domestic or foreign), or any other person who was, is or may be in a position to help or hinder the businesses of the Company or any of the Subsidiaries (or assist the Company or any of the Subsidiaries in connection with any actual or proposed transaction) which would be reasonably likely to subject the Company or any of the Subsidiaries, or any of such others to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign). Each of the Company's and the Subsidiaries' internal accounting controls are sufficient to cause the Company and the Subsidiaries to comply with the Foreign Corrupt Practices Securities Act of 1977, as amended.

         (w) The minute books of the Company and each of the Subsidiaries have been made available to the Underwriters, contain a complete summary of all meetings and actions of the directors and stockholders of each of the Company and the Subsidiaries since the time of their respective incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

         (x) Neither the Company nor any of the Subsidiaries has been notified or is otherwise aware that it is potentially liable, or is considered potentially liable, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any similar law ("Environmental Laws"). To the Company's knowledge, the Company and the Subsidiaries are in compliance with all applicable existing Environmental Laws, except for such instances of non-compliance which would not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulation under or within the meaning of any other Environmental Law. To the Company's knowledge, no disposal, release or discharge of Hazardous Material has occurred on, in, at or about any of the facilities or properties of the Company or any of the Subsidiaries, except for those instances which are in compliance with Environmental Laws or in the aggregate would not have a Material Adverse Effect. Except as described in the Prospectus, to the Company's knowledge: (i) there has been no storage, disposal, generation, transportation, handling or treatment of Hazardous Material by the Company or any of the Subsidiaries (or to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any of the Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action which has not been taken, under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for such violations and failures to take remedial action which would not result in, singularly or in the aggregate, a Material Adverse Effect; and (ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property by the Company or any of the Subsidiaries of any Hazardous Materials, except for such spills, discharges, leaks, emissions, injections, escapes, dumping or releases which are in compliance with Environmental Laws or would not result in, singularly or in the aggregate, a Material Adverse Effect.

         (y) The Company is not an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

         (z) None of the proceeds of the sale of the Notes or Warrants will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Notes or Warrants to be considered a "purpose credit" within the meanings of Regulation G, T, U or X of the Board of Governors of the Federal Reserve Board.

         (aa) The Company and the Subsidiaries have complied and will comply with all the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

         (bb) Except as set forth in this Agreement and the Warrant Agreement, there are no claims, payouts, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Notes hereunder or any other arrangement, agreement, understanding, payment or issuance with respect to the Company, any of the Subsidiaries or any of their respective officers, directors or affiliates that would constitute underwriters' compensation as determined by the NASD. For these purposes, underwriters' compensation means total expenses payable by the Company to or on behalf of the Underwriters which normally would be paid by the Underwriters, fees and expenses of Underwriters' Counsel (as defined herein), finders fees, financial consulting and advisory fees or other items of value accruing to the Underwriters and related persons, which items of value include, but are not necessarily limited to, stock, options, warrants and convertible and other debt securities if the same are deemed to have been received in connection with or in relation to the offering contemplated by this Agreement and when given by or acquired from the Company or related parties of the Company or persons in control of or under common control with the Company or related parties of the Company.

         (cc) The Indenture has been duly qualified under the Trust Indenture Act, and all fees required to be paid with respect to the execution of the Indenture and the issuance of the Notes have been paid or will be paid when due.

         (dd) Except as disclosed in the Prospectus, the authority of each Subsidiary engaged in the insurance business to write the classes and lines of insurance authorized by such licenses, certificates, permits and other authorizations which are material to the Company and the Subsidiaries taken as a whole is unrestricted and except as described in the Prospectus, neither the Company nor any of the Subsidiaries is a party to any agreement, formal or informal, with any regulatory official or other person limiting the ability of any Subsidiary engaged in the insurance business from making full use of the licenses, certificates, permits and other authorizations issued to it or requiring the Company or any of the Subsidiaries to comply with regulatory standards or procedures or requirements different from those applicable to companies with comparable or similar licenses, certificates, permits and other authorizations, expect where such restriction, limitation or requirement would not have a Material Adverse Effect.

         2.      Purchase by the Underwriters; Delivery and Payment.

         (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, the aggregate principal amount of Firm Notes set forth opposite the name of such Underwriter in Schedule I attached hereto at a purchase price equal to _____% of the principal amount thereof, plus any additional amount of Firm Notes which each underwriter may become obligated to purchase pursuant to Section 11 hereof.

         (b) In addition, on the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company hereby grants an option to the Underwriters to purchase, severally and not jointly, any or all of the Option Notes at a price equal to _____% of the principal amount thereof plus accrued interest from the Closing Date to the applicable Option Closing Date. Such option will expire at 5:00 p.m. New York time 45 days after the date hereof, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Notes upon notice by the Underwriters to the Company setting forth the aggregate principal amount of Option Notes as to which the Underwriters are then exercising the option and the time and date of delivery and payment therefor. Any such time and date of delivery and payment (an "Option Closing Date") shall be determined by the Underwriters, but shall not be later than five full business days after the exercise of such option unless otherwise agreed by the Company and the Underwriters.

         (c) Delivery of, and payment for, the Firm Notes shall be made at 10:00 a.m., New York City time, on April __, 1997, or at such other date or time as shall be agreed by the Underwriters and the Company (such date and time being referred to herein as the "Closing Date"). Delivery of, and payment for, the Firm Notes and the Option Notes shall be made at the offices of Kelley Drye & Warren LLP ("Underwriters' Counsel"), New York, New York, or any such other place as shall be agreed by the Underwriters and the Company. On the Closing Date, the Company shall deliver or cause to be delivered to the Underwriters certificates for the Firm Notes against payment to or upon the order of the Company of the purchase price by certified or official bank check, or if the Company so elects, by wire or book-entry transfer, in each case in immediately available funds. On each Option Closing Date, the Company shall deliver or cause to be delivered to the Underwriters certificates for the Option Notes purchased thereat against payment to or upon the order of the Company of the purchase price by certified or official bank check, or if the Company so elects, by wire or book-entry transfer, in each case in immediately available funds. Upon delivery, the Notes shall be in such denominations and registered in such names as the Underwriters shall have requested in writing not less than one full business day prior to the Closing Date. The Company shall make the certificates for the Notes available for inspection by the Underwriters in New York, New York, not later than one full business day prior to the Closing Date.

         (d) On the Closing Date, the Company shall in consideration of the payment to it by the Underwriters of $.0001 per Warrant, issue to the Underwriters the Warrants pursuant to the Warrant Agreement.

         3. Public Offering of the Notes. As soon after the Registration Statement becomes effective as the Underwriters deem advisable, the Underwriters shall make a public offering of the Notes (other than to residents of any jurisdiction in which the qualification of the Notes is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the distribution of the Notes has been completed to such extent as the Underwriters in their sole discretion deem advisable. The Underwriters may enter into one or more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

         4. Covenants and Agreements of the Company. The Company covenants and agrees with the Underwriters as follows:

         (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Securities Act or Exchange Act during any time that a prospectus relating to the Securities is required to be delivered under the Securities Act of which the Underwriters and Underwriters' Counsel shall not previously have been advised and furnished with a copy, or to which the Underwriters or Underwriters' Counsel shall have reasonably objected, or which is not in compliance with the Securities Act, the Exchange Act, the Trust Indenture Act or the Rules and Regulations.

         (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Underwriters and if requested confirm in writing,
(i) when the Registration Statement, as amended, becomes effective and, if the provisions of Rule 430A promulgated under the Securities Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding suspending the effectiveness of the Registration Statement or the qualification of the Trustee or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose,
(iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order or suspension at the earliest possible time.

         (c) The Company shall file the Prospectus or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Underwriters, pursuant to Rule 424(b)(4)) on or before the date it is required to be filed under the Securities Act and the Rules and Regulations.

         (d) The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Underwriters or Underwriters' Counsel shall reasonably object.

         (e) The Company will furnish to the Underwriters and Underwriters' Counsel, without charge, one photocopy of the manually executed Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of each Preliminary Prospectus and Prospectus and any supplement thereto as the Underwriters may reasonably request.

         (f) The Company shall endeavor in good faith, in cooperation with the Underwriters at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution contemplated hereby but in any event not longer than 90 days from the date hereof, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation, subject itself to taxation or file a general consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriters agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification for so long as may be necessary to complete the distribution contemplated hereby but in any event not longer than 90 days from the date hereof.

         (g) During the time when a prospectus is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Securities Act, each such amendment or supplement to be reasonably satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may reasonably request.

         (h) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its securityholders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Underwriters an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Securities Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Securities Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

         (i)  For so long as the Company is a reporting company under either
Section 13 or 15(d) of the Exchange Act, the Company will deliver to the Underwriters during the period ending at the earlier of the fifth anniversary of the date hereof or the date no Notes remain outstanding:

                 i) concurrently with furnishing such annual reports to its securityholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, accompanied by a copy of the report thereon of independent certified public accountants;

                 ii) copies of the Quarterly Report on Form 10-Q;

                 iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders generally;

                 iv) as soon as they are available, copies of all reports and financial statements filed with the Commission, any state securities commission, the NASD, the New York Stock Exchange or any other securities exchange;

                 v) every press release containing a material news item which was released by or on behalf of the Company or any of the Subsidiaries; and

                 vi) any additional information of a public nature concerning the Company or any of the Subsidiaries (and any future subsidiaries) or their respective businesses which the Underwriters may reasonably request.

The foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its Subsidiaries are consolidated, and will be accompanied by similar financial statements for any Subsidiary which is not so consolidated.

         (j) For a period of four years after the Closing Date, the Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the Securities Act) from time to time under the Securities Act, the Exchange Act and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Securities Act, the Exchange Act and the Rules and Regulations.

         (k) The Company shall furnish to the Underwriters as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two full business days prior thereto, a copy of the latest available unaudited interim consolidated statements of operations and balance sheets of the Company and the Subsidiaries (which in no event shall be as of a date more than 30 days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants as stated in their letters to be furnished pursuant to
Section 7(j) hereof.

         (l) The Company shall for a period of not less than seven years after the date hereof, use its best efforts to maintain the New York Stock Exchange listing of the Notes, to the extent outstanding, and shares of the Common Stock.

         (m) Until the earlier of the completion of the distribution of the Notes or 90 days from the date hereof, neither the Company nor any of the Subsidiaries shall, without the prior written consent of the Underwriters and Underwriters' Counsel (which consent shall not be unreasonably withheld), issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company, any of the Subsidiaries, their respective activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations and except as required by applicable law.

         (n) For a period ending on the earlier of (i) four years from the date hereof and (ii) the issuance of all of the Underlying Stock, the Company will not take any action or actions which may cause the exemption from registration provided by Section 3(a)(9) of the Securities Act (or any successor provision) to be unavailable for the conversion into Common Stock.

         (o) For a period of four years after the effective date of the Registration Statement, the Company shall use reasonable efforts to provide to the Underwriters, at the Underwriters' request and at the Company's sole expense, with a report on Blue Sky qualifications relating to secondary sales of the Company's securities prepared by counsel to the Company; provided, however that the Underwriters shall not make any such request unless the Common Stock or the Notes are not listed on Nasdaq, the Nasdaq Stock Market or a national securities exchange at the time of such request.

         (p) To use the proceeds from the sale of the Notes in the manner described in the Prospectus under the caption "Use of Proceeds."

         (q) To use its reasonable efforts to do and perform all things required to be done and performed under this Agreement by it that are within its control prior to or after the Closing Date and to use reasonable efforts to satisfy all conditions precedent on its part to the delivery of the Notes.

         (r) To not, so long as the Notes are outstanding, be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
Section 8 of the Investment Company Act, and will not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder.

         (s) In connection with the offering, until the Underwriters shall have notified the Company of the completion of the resale of the Notes, to not, and to use its reasonable best efforts to not permit any affiliated purchasers (as defined in Regulation M under the Exchange Act), either alone or with one or more other persons to, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Notes, or attempt to induce any person to purchase any Notes; and to not, and to use its reasonable best efforts to not permit any of its affiliated purchasers to, make bids or purchases for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes.

         (t) To not take any action prior to the execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture.

         5.      Payment of Expenses.

         (a) The Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement and the Indenture, including, without limitation: (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges), filing, delivery and mailing (including the payment of postage with respect thereto) of each Preliminary Prospectus and the Prospectus and any amendments and supplements thereto, in quantities as hereinabove stated, (iii) the printing and filing of the Registration Statement and each amendment thereto and any registration under the Securities Act; (iv) the printing, engraving, issuance and delivery of the Notes, (v) the qualification of the Notes and the Underlying Stock under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum" and, the "Supplemental Blue Sky Memorandum," and reasonable disbursements and fees of counsel for the Underwriters in connection therewith,
(vi) costs and expenses of travel, food and lodging of Company personnel in connection with the "road show," information meetings and presentations, (vii) fees and expenses of the transfer agent and registrar, (viii) fees and expenses of the Trustee, including the Trustee's counsel, in connection with the Indenture and the Notes, (ix) fees incurred in connection with the rating, if any, of the Notes, (x) any transfer tax, stamp duty or similar tax payable by the Underwriters in connection with the purchase by the Underwriters of the Notes or Warrants, (xi) the fees payable to the NASD incurred in connection with its review of the underwriting terms of the offering of the Securities,
(xii) the fees payable to the New York Stock Exchange incurred in connection with the listing of the Notes and the Underlying Stock for trading on the New York Stock Exchange, (xiii) all costs of placing tombstone advertisements in The New York Times, The Wall Street Journal and the Investment Dealers Digest not to exceed an aggregate of $75,000 and (xiv) all other costs and expenses incident to the performance of its obligations hereunder which are not specifically otherwise provided for in this Section.

         (b) If this Agreement is terminated for any reason other than as a result of a breach of this Agreement by the Underwriters or in accordance with
Section 10(a) hereof, the Company shall reimburse and indemnify the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and expenses of Underwriters' Counsel. In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and Blue Sky filing fees as described above.

         6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

         (a) The Registration Statement (including the Statement of Eligibility and Qualification of the Trustee on Form T-1 (the "Form T-1")), shall have become effective not later than 5:30 p.m. New York City time on the date hereof or at such later time and date as may have been approved by the Underwriters and no stop order suspending the effectiveness of the Registration Statement (including the Form T-1) shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company or the Underwriters, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

         (b) The Underwriters shall not have advised the Company that the Registration Statement, or any supplement or amendment thereto, contains an untrue statement of fact which, in the Underwriters' reasonable opinion after consultation with the Company, is material or omits to state a fact which, in the Underwriters' reasonable opinion after consultation with the Company, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto, contains an untrue statement of fact which, in the Underwriters' reasonable opinion after consultation with Company, is material or omits to state a fact which, in the Underwriters' reasonable opinion after consultation with the Company is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No order suspending the sale of the Securities in any jurisdiction shall have been issued on either the Closing Date or the relevant Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall, to the knowledge of the Underwriters, be threatened.

         (c) On or prior to the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from Underwriters' Counsel such opinion or opinions with respect to the organization of the Company, the validity of the Notes, the Underlying Stock, the Warrants, the Warrant Shares, the Registration Statement and other related matters as the Underwriters may request and Underwriters' Counsel shall have received such papers and information as they request to enable it to pass upon such matters.

         (d) On the Closing Date, the Underwriters shall have received the opinion of Milbank, Tweed, Hadley & McCloy, special counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel to the effect that:

                 i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is registered and qualified to do business as a foreign corporation and is in good standing in each of the states listed on Annex A attached to such opinion;

                 ii) the Company has all requisite corporate power and authority and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure to so have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a Material Adverse Effect) to own or lease its properties and to conduct its businesses, as to the knowledge of such counsel, it is now being conducted;

                 iii) the Company has a duly authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization" in the Prospectus. The Company owns directly or through one or more of the Subsidiaries, the percentage of the outstanding capital stock of each Subsidiary as described in Annex B to such opinion in each case, to such counsel's knowledge, free and clear of any Liens, except for the issued and outstanding shares of capital stock of each of NFLIC, FLICA, NFIC and WFC which have been pledged by the Company to secure its obligations arising pursuant to a Guaranty Agreement dated as of December 28, 1995 by the Company in favor of Fleet National Bank;

                 iv) except for the Indenture, the Warrant Agreement and this Agreement and as disclosed in the Registration Statement, such counsel does not know of: (a) any outstanding option, warrant or other right calling for the issuance of, and such counsel does not know of any instrument, agreement, commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company; and
         (b) except for current holders of certain warrants issued to Oppenheimer & Co., Inc. in connection with the private placement of the Series A Preferred Stock and certain warrants issued to Martin E. Kantor in December 1995, any holder of any securities of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Notes or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any shares of Common Stock or other securities of the Company;

                 v) the Securities and all other securities issued or issuable by the Company pursuant to existing plans, agreement or arrangements relating to the issuance of securities or pursuant to currently outstanding options, warrants, rights or other securities of the Company conform, or when issued and paid for, will conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus; the Warrant Agreement and the Indenture conform in all material respects to the description thereof set forth in the Registration Statement and the Prospectus; the statements under the captions "Description of the Notes" and "Description of Capital Stock" contained in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and accurately present, in all material respects, the information called for with respect to such documents and matters; all issued and outstanding equity securities (including capital stock and options and rights with respect thereto) of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders (except as they may be liable by reason of their own conduct or acts); to such counsel's knowledge, none of such securities were issued in violation of the preemptive rights of any securityholder of the Company or similar contractual rights granted by the Company or applicable securities laws; the Notes have been duly authorized and, when validly authenticated, issued, delivered and paid for in the manner contemplated by the Indenture and this Agreement, will be duly authorized, validly issued and outstanding obligations of the Company entitled to the benefits of the Indenture (except as such benefits may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or effecting creditors' rights and the application of equitable principles in any action, legal or equitable); the Warrants have been duly authorized and when validly issued, delivered and paid for in the manner contemplated by the Warrant Agreement, will be validly issued and outstanding obligations of the Company entitled to the benefits of the Warrant Agreement; the Underlying Shares will, upon issuance in accordance with the Indenture, be duly authorized, validly issued, fully paid and non-assessable; the Warrant Shares will, upon exercise and payment therefor in accordance with the Warrant Agreement, be duly authorized validly issued, fully paid and non-assessable; the Company has duly authorized and reserved for issuance upon conversion of the Notes and exercise of the Warrants the Underlying Shares and Warrant Shares, respectively; to such counsel's knowledge, the Securities to be sold by the Company hereunder and under the Indenture and Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any securityholder of the Company or any of the Subsidiaries; the holders thereof will not be subject to any liability solely as such holders (except as they may be liable by reason of their own conduct or acts); all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; the certificates representing the Securities are in due and proper form; and upon the issuance and delivery pursuant to this Agreement, the Indenture and the Warrant Agreement of the Notes and Warrants to be sold by the Company hereunder, and when the Underwriters take delivery of the certificates representing the Notes and Warrants, and assuming the Underwriters are acquiring the Notes and Warrants in good faith without notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York) the Underwriters will acquire good and valid title thereto free and clear of any Liens (except for Liens created or permitted to exist by the Underwriters).

                 vi) the Registration Statement (including the Form T-1) is effective under the Securities Act; a Prospectus containing the information permitted to be omitted under Rule 430A has been filed in accordance with Rule 424(b); and to such counsel's knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement or the qualification of the Trustee is in effect and no proceedings for that purpose have been instituted or are threatened by the Commission (in rendering the opinion required by this paragraph (vii), such counsel may rely solely on the oral advice of the staff of the Commission to the extent written confirmation from the Commission has not been received);

                 vii) the Registration Statement and the Prospectus, and any amendments or supplements thereto (other than the financial statements and notes thereto and other financial, statistical and accounting data included therein or omitted therefrom and the Form T-1, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations; and each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

                 viii) the Indenture has been qualified under the Trust Indenture Act;

                 ix) the descriptions in the Registration Statement and the Prospectus of agreements and documents to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties are bound, including any agreement or document incorporated by reference into the Registration Statement and the Prospectus or of any statutes, are accurate in all material respects and fairly present the subject matter thereof; to such counsel's knowledge there is no action, arbitration, suit or other proceeding against the Company or any of the Subsidiaries, or involving the properties or business of the Company or any of the Subsidiaries, which (x) questions the validity of the capital stock of the Company or any of the Subsidiaries or of this Agreement, the Indenture, the Warrant Agreement or of any action taken or to be taken by the Company or any of the Subsidiaries pursuant to or in connection with any of the foregoing or (y) except as disclosed in the Prospectus, could reasonably be expected to have a Material Adverse Effect;

                 x) the Company has full legal right, corporate power and authority to execute, deliver and perform each of this Agreement, the Indenture and the Warrant Agreement and to consummate the transactions provided for herein and therein; the execution, delivery and performance of each of this Agreement, the Indenture and the Warrant Agreement has been duly authorized by all necessary corporate action on the part of the Company, each of this Agreement, the Indenture and the Warrant Agreement has been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

                 xi) the execution or delivery by the Company of this Agreement, the Indenture and the Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, each in accordance with its terms, do not and will not conflict with or result in any breach or violation of, constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to the terms of (A) the certificate of incorporation or by-laws of the Company, or (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or other agreement or instrument known to such counsel to which the Company is a party or by which it is or may be bound or to which its respective properties or assets is or may be subject, except for such conflicts, breaches, violations, defaults and creations or impositions which in the aggregate would not have a Material Adverse Effect;

                 xii) the Company is not in violation of its certificate of incorporation or by-laws; and to the knowledge of such counsel, the Company is not in breach or, or in default with respect to, any provisions of any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or other agreement or instrument known to such counsel to which the Company is a party or by which it is or may be bound or to which its properties or assets is or may be subject, except for such breaches or defaults as would not have a Material Adverse Effect;

                 xiii) neither the issuance of the Securities nor the performance by the Company of this Agreement, the Indenture and the Notes and the transactions contemplated hereby and thereby requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body or government agency or body, other than such as already has been made or obtained and such as may be required under state securities or Blue Sky laws or the rules of the NASD or state insurance laws, as to which no opinion need be rendered;

                 xiv) the statements in the Prospectus under the captions "Business-Legal Proceedings," and "Certain United States Federal Income Tax Considerations" insofar as such statements constitute matters of law, summaries of legal matters, documents or proceedings referred to therein, or legal conclusions, have been reviewed by such firm and are correct in all material respects;

                 xv) the Notes have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance;

                 xvi) neither the execution and delivery by the Company of, nor the performance of its obligations under, this Agreement, the Indenture and the Warrants, nor the sale, issuance, execution or delivery by the Company of the Notes or the Warrants will violate Regulations G, T, U or X of the Federal Reserve Board; and

                 xvii) the Company is not an "investment company," a company controlled by, under common control with, or controlling an "investment company" or a "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

In rendering such opinion, such counsel may: (A) limit its opinion to matters involving the federal laws of the United States of America, the General Corporation Law of the State of Delaware and the laws (other than insurance laws) of the State of New York; and (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided, that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriters and they are justified in relying thereon. At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Milbank, Tweed, Hadley & McCloy, dated such Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel confirming as of such Option Closing Date the statements made by such counsel in their opinion delivered on the Closing Date.

         (e) Milbank, Tweed, Hadley & McCloy shall state in the opinion letters contemplated by Section 6(d) that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and the Subsidiaries and the Underwriters, at which conferences the contents of the Registration Statement and related matters were discussed, and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, on the basis of the foregoing, no facts have come to the attention of such counsel which has lead them to believe that the Registration Statement as of its effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that such counsel need express no opinion or belief with respect to the financial statements and related notes and other financial, statistical or accounting data included in the Registration Statement or excluded therefrom.

         (f) On the Closing Date, the Underwriters shall have received the opinion of Michael D. Norris, Vice President, Secretary and General Counsel of the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel to the effect that:

                 i) the Company and each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization. Each of the Company and the Subsidiaries are registered and qualified to do business as foreign corporations and are in good standing in each of the states listed on Annex A attached to such opinion;

                 ii) the Company and each of the Subsidiaries has all requisite corporate power and authority and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure to so have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a Material Adverse Effect) to own or lease their respective properties and to conduct their respective businesses, as to the knowledge of such counsel, it is now being conducted;

                 iii) the Company has a duly authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization" in the Prospectus. The Company owns directly or through one or more of the Subsidiaries, the percentage of the outstanding capital stock of each Subsidiary as described in Annex B to such opinion in each case free and clear of any Liens except for the issued and outstanding shares of capital stock of each of NFLIC, FLICA, NFIC and WFC which have been pledged by the Company to secure its obligations arising pursuant to a Guaranty Agreement dated as of December 28, 1995 by the Company in favor of Fleet National Bank;

                 iv) the Securities and all other securities issued by each of the Company and each Subsidiary or issuable by each of the Company or any Subsidiary pursuant to existing plans, agreements or arrangements relating to the issuance of securities or pursuant to currently outstanding options, warrants, rights or other securities of the Company or Subsidiary, respectively, conform, or when issued and paid for, will conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus; the Warrant Agreement and the Indenture conform in all material respects to the description thereof set forth in the Registration Statement and the Prospectus; all issued and outstanding equity securities (including capital stock and options and rights with respect thereto) of the Company or any of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders (except as they may be liable by reason of their own conduct or acts); to such counsel's knowledge, none of such securities were issued in violation of the preemptive rights of any securityholder of the Company or any of the Subsidiaries or similar contractual rights granted by the Company or any of the Subsidiaries or applicable securities laws; the Notes have been duly authorized and, when validly authenticated, issued, delivered and paid for in the manner contemplated by the Indenture and this Agreement, will be duly authorized, validly issued and outstanding obligations of the Company entitled to the benefits of the Indenture (except as such benefits may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or effecting creditors' rights and the application of equitable principles in any action, legal or equitable); the Warrants have been duly authorized and when validly issued, delivered and paid for in the manner contemplated by the Warrant Agreement, will be duly authorized, validly issued and outstanding obligations of the Company entitled to the benefits of the Warrant Agreement; the Underlying Shares will, upon issuance in accordance with the Indenture, be duly authorized, validly issued, fully paid and non-assessable; the Warrant Shares will, upon exercise and payment therefor in accordance with the Warrant Agreement, be duly authorized validly issued, fully paid and non-assessable; the Company has duly authorized and reserved for issuance upon conversion of the Notes and exercise of the Warrants the Underlying Shares and Warrant Shares, respectively; to such counsel's knowledge, the Securities to be sold by the Company hereunder and under the Indenture and Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any securityholder of the Company or any of the Subsidiaries; the holders thereof will not be subject to any liability solely as such holders (except as they may be liable by reason of their own conduct or acts); all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; the certificates representing the Securities are in due and proper form; and upon the issuance and delivery pursuant to this Agreement, the Indenture and the Warrant Agreement of the Notes and Warrants to be sold by the Company hereunder, and when the Underwriters take delivery of the certificates representing the Notes and Warrants, and assuming the Underwriters are acquiring the Notes and Warrants in good faith without notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York) the

         Underwriters will acquire good and valid title thereto free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest or other encumbrance;

                 v) the descriptions in the Registration Statement and the Prospectus of agreements and documents to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties are bound, including any agreement or document incorporated by reference into the Registration Statement and the Prospectus or of any statutes, are accurate in all material respects and fairly present the subject matter thereof; to such counsel's knowledge there is no action, arbitration, suit or other proceeding against the Company or any of the Subsidiaries, or involving the properties or business of the Company or any of the Subsidiaries, which (x) questions the validity of the capital stock of the Company or any of the Subsidiaries or of this Agreement, the Indenture, the Warrant Agreement or of any action taken or to be taken by the Company or any of the Subsidiaries pursuant to or in connection with any of the foregoing or (y) except as disclosed in the Prospectus, could have a Material Adverse Effect;

                 vi) the Company has full legal right, corporate power and authority to execute, deliver and perform each of this Agreement, the Indenture and the Warrant Agreement and to consummate the transactions provided for herein and therein; the execution, delivery and performance of each of this Agreement, the Indenture and the Warrant Agreement has been duly authorized by all necessary corporate action on the part of the Company; each of this Agreement, the Indenture and the Warrant Agreement has been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

                 vii) the execution or delivery by the Company of this Agreement, the Indenture and the Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, each in accordance with its terms, do not and will not conflict with or result in any breach or violation of, constitutes a default under or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest or other encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of (A) the certificate of incorporation or by-laws of the Company or any of the Subsidiaries, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective properties or assets is or may be subject, except for such conflicts, breaches, violations, defaults and creations or impositions which in the aggregate would not have a Material Adverse Effect, or
         (C) any statute, rule or regulation (other than federal or state securities laws) or, to the best of such counsel's knowledge, any judgment, decree or order applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties, except with respect to this clause (C) for such conflicts, breaches, violations, defaults and creations or impositions which in the aggregate would not have a Material Adverse Effect;

                 viii) to the knowledge of such counsel, the Company and the Subsidiaries are not in violation of their respective charters or by-laws; neither the Company nor any of the Subsidiaries is in breach or, or in default with respect to, any provisions of any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of them is or may be bound or to which any of their respective properties or assets is or may be subject, except for such breaches or defaults as would not have a Material Adverse Effect, and to the knowledge of such counsel, the Company and the Subsidiaries are in material compliance with all laws, rules and regulations and all judgments, decrees and orders of any judicial or governmental authority to which the Company or any of the Subsidiaries or by which any of them is or may be bound or to which any of their respective properties or assets is or may be subject, except for such noncompliance as would not have a Material Adverse Effect;

                 ix) the statements in the Prospectus under the captions "Business-Regulation," "Business-Legal Proceedings," "Description of the Notes," and "Certain United States Federal Income Tax Considerations" insofar as such statements constitute matters of law, summaries of legal matters, documents or proceedings referred to therein, or legal conclusions, have been reviewed by such firm and are correct in all material respects;

In rendering such opinion, such counsel may rely: (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and the Subsidiaries, provided, that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriters and they are justified in relying thereon. At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Michael T. Norris dated such Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel confirming as of such Option Closing Date the statements made by such counsel in their opinion delivered on the Closing Date.

         (g) On the Closing Date and each Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require and have requested reasonably in advance for the purpose of enabling them to review or pass upon the matters referred to in Section 6(c) hereof or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company herein contained.

         (h) On and as of the Closing Date and each Option Closing Date, if any: (i) there shall have been no material adverse change and no development involving a prospective material adverse change in the condition, financial or otherwise, prospects, stockholders' equity or the business activities of the Company and the Subsidiaries taken as a whole, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or any of the Subsidiaries, from the latest date as of which the financial condition of the Company and the Subsidiaries is set forth in the Registration Statement and Prospectus which is materially adverse to the Company and the Subsidiaries taken as a whole; (iii) neither the Company nor any of the Subsidiaries shall be in default under any provision of any instrument relating to any outstanding indebtedness material to the Company and the Subsidiaries taken as a whole; (iv) no material amount of the assets of the Company or any of the Subsidiaries shall have been pledged or mortgaged, except as set forth in the Prospectus; (v) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances which could reasonably be expected to give rise to same shall have arisen) against the Company or any of the Subsidiaries, or affecting any of their respective properties or businesses, before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding which could reasonably be expected to have a Material Adverse Effect, except as set forth in the

Prospectus; and (vi) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission or any state regulatory authority.

         (i) On the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the president or chairman and by the chief financial officer of the Company, in their capacities as such, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus, this Agreement and the Indenture and that:

                 i) the representations and warranties of the Company in this Agreement that are qualified as to materiality are true and correct, and such representations and warranties of the Company that are not so qualified are true in all material respects as if made on and as of the Closing Date or such Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement and the Indenture on its part to be performed or satisfied at or prior to the Closing Date or such Option Closing Date, as the case may be;

                 ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof or the qualification of the Trustee is in effect and no proceedings for that purpose are pending or, to such officer's knowledge, threatened;

                 iii) since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the condition, financial or otherwise business, prospects or results of operation of the Company and the Subsidiaries, taken as a whole, except as set forth in the Prospectus;

                 iv) the Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and none of the Prospectus or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                 v) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus: (a) neither the Company nor any of the Subsidiaries has incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent, except as disclosed in the Prospectus; (b) neither the Company nor any of the Subsidiaries has paid or declared any dividends or other distributions, other than regular cash dividends, on its capital stock except as disclosed in the Prospectus; (c) neither the Company nor any of the Subsidiaries has entered into any material transactions not in the ordinary course of business, except as disclosed in the Prospectus; (d) there has not been any material change in the capital stock of the Company from the description thereof in the Registration Statement; (e) neither the Company nor any of the Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; and (f) there is no litigation which is pending or to the best of the Company's knowledge threatened against the Company, any of the Subsidiaries or any affiliated party of any of the foregoing which could reasonably be expected to have a Material Adverse Effect and which is required to be set forth in an amended or supplemented Prospectus which has not been set forth.

         (j) On or prior to the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate signed by the secretary of the Company, in his capacity as such, dated the Closing Date or such Option Closing Date, as the case may be, as to:

                 i) the absence of any contemplated proceeding for the merger, consolidation, liquidation or dissolution of the Company or any Subsidiary, as the case may be, or the sale of all or substantially all of its assets;

                 ii) the due adoption and full force and effect of the By-laws of the Company (with a copy of the By- laws attached);

                 iii) resolutions adopted by the Board of Directors of the Company and/or a committee thereof authorizing the offering of the Notes and Warrants and the consummation of the transactions contemplated by this Agreement, the Indenture and the Warrant Agreement (with copies of such resolutions attached); and

                 iv) the incumbency, authorization and signatures of certain officers and directors of the Company, including all those signing this Agreement, the Indenture, the Warrant Agreement and/or any certificate delivered at such closing.

         (k) By no later than 5:00 p.m. New York City time on the date hereof the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Underwriters and Underwriters' Counsel, relating to the Company's fiscal year ended December 31, 1996 and subsequent thereto, from Price Waterhouse LLP:

                 i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Exchange Act and the applicable Rules and Regulations;

                 ii) stating that it is their opinion that the consolidated financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the applicable Rules and Regulations;

                 iii) stating that, on the basis of procedures which included a reading of [the latest available [monthly management financial reports of the Company (with an indication of the date of such reports),] a reading of] the latest available minutes of the stockholders and board of directors and the various committees of the board of directors of each of the Company and the Subsidiaries, consultations with officers and other employees of each of the Company and the Subsidiaries responsible for financial and accounting matters and other procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information, nothing has come to their attention which would lead them to believe that:

                 (A) at the date [of the latest available [monthly management reports] read by Price Waterhouse LLP, and at a subsequent date] not more than five business days prior to the date of delivery of such letter, there has been any increase in consolidated short-term indebtedness or long-term indebtedness of the Company and the Subsidiaries, or any decrease in the stockholders' equity or net current assets or net assets of the Company, as compared with amounts shown in the latest balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease; or

                 (B) the period from the date of the latest income statement included in the Registration Statement to [the date of the latest available income statement read by Price Waterhouse LLP, and at] a subsequent date not more than five business days prior to the date of delivery of such letter, there was any decrease in consolidated net revenues or net income, or net income per common share of the Company, in each case as compared with the corresponding period of the previous year, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease; and

                 iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and/or other financial information pertaining to the Company and the Subsidiaries contained in the Registration Statement (in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and the Subsidiaries and excluding any questions requiring an interpretation by legal counsel), with the results obtained from the application of specified readings, inquiries and other appropriate procedures set forth in the letter and found them to be in agreement with such results.

         (l) At the Closing Date and each Option Closing Date, if any, the Underwriters shall have received from Price Waterhouse LLP a letter, dated as of the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm that statements made in the letter furnished pursuant to Section 6(j) hereof, except that the specified date referred to shall be a date not more than five days prior to the Closing Date or such Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of Section 6(j) hereof with respect to certain amounts, percentages and financial information as specified by the Underwriters and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

         (m) The Company shall have delivered to the Underwriters a letter from Price Waterhouse LLP addressed to the Company stating that they have not with respect to the Company's fiscal year ended December 31, 1995 brought to the attention of any of the Company's or the Subsidiaries management any `weakness' as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit" in any of Company's or the Subsidiaries' internal controls.

         (n) On each of the Closing Date and each Option Closing Date, if any, there shall have been duly tendered to the Underwriters the appropriate principal amount of Notes.

         (o) The Securities shall have been approved for trading on the New York Stock Exchange.

         (p) Trading in the Common Stock shall not have been suspended by the New York Stock Exchange at any time after the date hereof.

         (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over- the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated in the Registration Statement.

         (r) The Indenture shall have been duly executed and delivered by the Company and the Trustee and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee.

         (s) On or prior to the date hereof, the Underwriters shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters.

         If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Underwriters may terminate this Agreement or, if the Underwriters so elect, they may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         7.      Indemnification.

         (a) The Company agrees to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7, "Underwriters" shall include the officers, directors, partners, employees and agents of each of the Underwriters, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who controls an Underwriter ("controlling person") within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, suits and litigation in respect thereof), whatsoever (including but not limited to any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any action, suit, proceeding or litigation, commenced or threatened, or claim whatsoever), as the same are incurred, to which any of the Underwriters or any such controlling person may become subject, under the Securities Act, the Exchange Act or any other statute or at common law or otherwise insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented), (ii) any post-effective amendment or amendments or any new registration statement and prospectus in which are included securities of the Company for use in the same offering or (iii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application), or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Preliminary Prospectus and the Prospectus, in the light of the circumstances under which they were made), provided, however, that the Company shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with the Underwriters Information and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus or the Prospectus, the indemnification provided for herein shall not apply to any loss, liability, claim, damage or expense to the extent the same results from the sale of Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus, or in the case of an untrue statement or omission or alleged untrue statement or omission in the Prospectus, a copy of the amended Prospectus or supplement thereto, if the Company has previously furnished sufficient copies thereof, based upon the number of copies requested by the Underwriters, to the Underwriters a reasonable time in advance and the claim, damage or expense of such person results from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in a Preliminary Prospectus or Prospectus that was corrected in the Prospectus or amendment or supplement thereto. The indemnity agreement in this Section 7(a) shall be in addition to any liability which the Company may have at common law or otherwise.

         (b) The Underwriters agree severally and not jointly to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriters, but only with respect to statements or omissions made in conformity with the Underwriters Information in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to notify an indemnifying party shall not relieve it from any liability which it may have under Section 7 (a) or (b) unless and to the extent that it has been prejudiced in a material respect by such failure or from the forfeiture of substantial rights and defenses). In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, which may be the same counsel as counsel to the indemnifying party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to take charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) representation of both the indemnified and indemnifying parties by the same counsel would be inappropriate to actual or potential differing interests between them (in which case, if such indemnified party notifies the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of not more than one separate firm of attorneys for all such indemnified parties). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

         (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Securities Act may be required, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) bear to the total discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, suits, proceedings or litigation in respect thereof) referred to above in this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action, claim, suit, proceeding or litigation. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Notes purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this Section 7(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, proceeding or litigation against such party in respect to which a claim for contribution may be made against another party or parties under this Section 7(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this
Section 7(d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

         8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto shall be deemed to be representations, warranties and agreements at the Closing Date and each Option Closing Date, as the case may be, and the agreements of the Company and the provisions with respect to the payment of expenses contained in Sections 5 and 10 and the respective indemnity agreements contained in Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any of the Subsidiaries or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters.

         9. Effective Date. This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Underwriters, in their discretion, shall release the Notes for the sale to the public; provided, however, that the provisions of this Section 9 and Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Notes to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Underwriters of telegrams to securities dealers releasing the Notes for offering or the release by the Underwriters for publication of the first newspaper advertisement which is subsequently published relating to the Notes.

         10.     Termination.

         (a) Subject to Section 10(b), the Underwriters shall have the right to terminate this Agreement (i) if trading on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required in the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; (ii) if the United States shall have become involved in a war or major hostilities, or there shall have been an escalation in an existing war or major hostilities, or a national emergency shall have been declared in the United States; (iii) if a moratorium in foreign exchange trading has been declared; (iv) if the Company or any of the Subsidiaries shall have sustained a loss material or substantial to the Company or any of the Subsidiaries by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Underwriters' opinion, make it inadvisable to proceed with the delivery of the Securities; (v) if there shall have been such a material adverse change in the conditions or prospects of the Company or any of the Subsidiaries as in the Underwriters' judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities; or (vi) if there shall have been such a material adverse change in the general market, political or economic conditions in the United States or elsewhere, as in the Underwriters' judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities.

         (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 10(a) or Section 12 or if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Underwriters, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6, Section 10(a) or Section 12), then the Company shall promptly reimburse and indemnify the Underwriters for all of their reasonable out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel. In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and Blue Sky filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

         11. Substitution of the Underwriters. If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6, Section 10 or
Section 12 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Underwriters shall have the right after consultation with the Company, within 48 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 48 hour period, then:

                 i) if the principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Firm Notes to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

                 ii) if the principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Firm Notes, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

         No action taken pursuant to this Section 11 shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

         In the event of any such default which does not result in a termination of this Agreement, the Underwriters shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         12. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the amount of Notes and the number of Warrants which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Notes or Warrants to be purchased on an Option Closing Date, the Underwriters may, at their option, by notice from the Underwriters to the Company, terminate the Underwriters' obligation to purchase Option Notes or Warrants from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Sections 5, 7 and 10 hereof. No action taken pursuant to this Section 12 shall relieve the Company from liability, if any, in respect of such default.

         13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be given in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to them at Forum Capital Markets L.P., 53 Forest Avenue, Old Greenwich, Connecticut 06870,
Attention: Mr. C. Keith Hartley, with a copy to Kelley Drye & Warren LLP, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, Attention:
Jay R. Schifferli, Esq. Notices to the Company shall be directed to the Company at Westbridge Capital Corp., 777 Main Street, Fort Worth, Texas 76102,
Attention: Chief Financial Officer, with a copy to Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, Attention: Robert
S. Reder, Esq.

         14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Notes from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

         15. CONSTRUCTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CHOICE OF LAW OR CONFLICT OF LAWS PRINCIPLES.

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

         17. Entire Agreement; Amendments. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing signed by the Underwriters and the Company.

         If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                        Very truly yours,

                                        WESTBRIDGE CAPITAL CORP.


                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:

Confirmed and accepted as of
the date first above written.

FORUM CAPITAL MARKETS L.P.
RAYMOND JAMES & ASSOCIATES, INC.

By:  FORUM CAPITAL MARKETS L.P.



By:
   ----------------------------------
   Name:
   Title:

                                   SCHEDULE I


                                                          Principal amount of
 Name of Underwriter                                     Notes to be Purchased
 -------------------                                     ---------------------
 Forum Capital Markets L.P.  . . . . . . . . . . . . . .        $32,500,000
 Raymond James & Associates, Inc.  . . . . . . . . . . .        $32,500,000
                                                                -----------

                          Total                                 $65,000,000
                                                                ===========

                                    ANNEX A


                                                                                            Jurisdictions in
                                                         State of           Percentage     which Qualified to
 Name                                                  Incorporation        Ownership       Conduct Business
 ----                                                  -------------        ----------     ------------------
National Foundation Life Insurance Company               Delaware              100%         (1)

American Insurance Company of Texas                      Texas                 100%         (2)

National Financial Insurance Company                     Texas                 100%         (3)

Freedom Life Insurance Company of America                Mississippi           100%         (4)

Freedom Holding Company                                  Kentucky              100%         Kentucky

Freedom Marketing, Inc.                                  Texas                 100%         Texas

Westbridge Funding Corporation                           Delaware              100%         Delaware, Texas

Foundation Financial Services, Inc.                      Nevada                100%         Kansas, Nevada, Texas

Westbridge Marketing Corporation                         Delaware              100%         Delaware, Texas

Westbridge Printing Services, Inc.                       Delaware              100%         Delaware, Texas

Flex-Plan Systems, Inc.                                  Delaware              100%         Delaware

Westbridge Financial Corp.                               Delaware              100%         Delaware

Precision Dialing Services, Inc.                         Delaware              100%         Delaware, Texas

Westbridge National Life Insurance Company               Arizona               100%         Arizona, Oklahoma

LifeStyles Marketing Group, Inc.                         Delaware              100%         (5)

LSMG, Inc.                                               Texas                 100%         Texas

Senior Benefits, LLC                                     Arizona               100%         Arizona, Missouri, California, Kansas

Senior Benefits of Texas, Inc.                           Texas                 100%         Texas

American Senior Security Plans, LLC                      Delaware              100%         Delaware, Texas

American Senior Security Plans of Texas, Inc.            Texas                 100%         Texas

Health Care-One Insurance Agency, Inc.                   California             50%         California

Health Care-One Marketing Group, Inc.                    Texas                  80%         Texas


---------------

        (1) Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, South Carolina, South Dakota, Tennessee, Texas, Utah, Washington, Wyoming

        (2) Alabama, Arizona, Arkansas, Colorado, Florida, Georgia, Illinois, Iowa, Louisiana, Mississippi, Missouri, Nebraska, Nevada, New Mexico, Oklahoma, Oregon, South Carolina, Tennessee, Texas, Utah, West Virginia

        (3) Alabama, Arizona, Arkansas, California, Colorado, Florida, Georgia, Illinois, Indiana, Iowa, Kentucky, Louisiana, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Oklahoma, South Carolina, Tennessee, Texas, Utah, Washington

        (4) Alabama, Arizona, Arkansas, Colorado, Delaware, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Mexico,
North Carolina, Ohio, Oklahoma, Oregon, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wyoming

        (5) Alabama, Colorado, Delaware, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, South Carolina, Tennessee, Texas, Washington
                                      -32-